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                                                                EXHIBIT 23.1


                        INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 333-35379, 333-35381, 333-11771 and 333-10259 of BARRA, Inc. on Form S-8 of our
report dated April 20, 2001 (June 15, 2001 as to Note 14), appearing in the Annual Report on Form 10-K of BARRA, Inc. for the year ended March 31, 2001.


/s/ Deloitte & Touche LLP
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June 28, 2001